                                                                    EXHIBIT 99.2

                         ENERGY TRANSFER PARTNERS, L.P.
                   (FORMERLY HERITAGE PROPANE PARTNERS, L.P.)

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
                 (DOLLARS IN THOUSANDS, EXCEPT PER UNIT AMOUNTS)

INTRODUCTION

The pro forma financial statements are based upon the combined historical financial position and results of operations of Heritage Propane Partners, L.P. ("Heritage") and La Grange Acquisition, L.P., which conducts business under the name Energy Transfer Company ("Energy Transfer"). The pro forma financial statements give effect to the following transactions:

                  - On January 20, 2004, Heritage and La Grange Energy closed a merger agreement pursuant to which La Grange Energy contributed its subsidiary Energy Transfer to Heritage in exchange for cash of $300,000, less the amount of Energy Transfer debt in excess of $151,500, which was repaid as part of the transaction, and less Energy Transfer's accounts payable and other specified liabilities plus any agreed upon capital expenditures paid by La Grange Energy relating to the Energy Transfer business prior to closing, and $433,909 of Common Units and Class D Units of Heritage. In conjunction with the Energy Transfer Transaction, Energy Transfer distributed its cash and accounts receivables to La Grange Energy and an affiliate of La Grange Energy contributed an office building to Energy Transfer, in each case prior to the contribution of Energy Transfer to Heritage. Also, in connection with this acquisition, Heritage completed an offering of 9,200,000 Common Units at a price of $38.69, including an over-allotment option exercised by the underwriters of the offering. Simultaneously with this acquisition, La Grange Energy obtained control of Heritage by acquiring all of the interest in U.S. Propane, L.P., the general partner of Heritage, and U.S. Propane, L.L.C., the general partner of U.S. Propane L.P., from subsidiaries of AGL Resources, Inc., Atmos Energy Corporation, TECO Energy, Inc. and Piedmont Natural Gas Company, Inc. (the "Utilities"). Heritage also acquired all of the common stock of Heritage Holdings, Inc. ("Heritage Holdings") from the Utilities. The transactions described in this paragraph are collectively referred to as the "Energy Transfer Transaction."

The following pro forma combined financial statements include the following:

         - the unaudited pro forma balance sheet of Heritage, which gives pro forma effect to the Energy Transfer Transaction as if such transaction occurred on November 30, 2003; and

         - the unaudited pro forma statement of operations of Heritage, which adjusts the statement of operations of Energy Transfer described below to give pro forma effect to the Energy Transfer Transaction as if such transaction occurred on September 1, 2003.

SUMMARY OF ENERGY TRANSFER TRANSACTION AND RELATED PRO FORMA FINANCIAL
STATEMENTS

The following unaudited pro forma combined financial statements present (i) unaudited pro forma balance sheet data at November 30, 2003, giving effect to the Energy Transfer Transaction as if such transaction had been consummated on that date and (ii) unaudited pro forma operating data for the three months ended November 30, 2003, giving effect to the Energy Transfer Transaction as if such transaction had been consummated on September 1, 2003. The unaudited pro forma combined balance sheet data combines the November 30, 2003 balance sheets of Energy Transfer, Heritage, and Heritage Holdings after giving effect to pro forma adjustments. The unaudited pro forma combined statement of operations for the three months ended November 30, 2003, combines the results of operations for Energy Transfer, Heritage and Heritage Holdings for the three months ended November 30, 2003, after giving effect to pro forma adjustments.

The Energy Transfer Transaction will be accounted for as a reverse acquisition in accordance with Statement of Financial Accounting Standard No. 141. Although Heritage is the surviving parent entity for legal purposes, Energy Transfer will be the acquiror for accounting purposes. The assets and liabilities of Heritage will be reflected at fair value to the extent acquired by Energy Transfer in accordance with EITF 90-13. The assets and liabilities of Energy Transfer will be reflected at historical cost. A final determination of the purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not been made. Accordingly, the purchase accounting adjustments made in connection with the development of the following summary pro forma combined financial statements are preliminary and have been made solely for purposes of developing such pro forma combined financial statements. However, management does not believe that final adjustments will be materially different from the amounts presented herein.

The following unaudited pro forma combined financial statements are provided for informational purposes only and should be read in conjunction with the separate audited combined financial statements of Energy Transfer (which are filed with Heritage's Current Report on Form 8-K dated November 7, 2003 and filed with the Securities and Exchange Commission on December 17, 2003) and the consolidated financial statements of Heritage (which are filed with Heritage's Annual Report filed on Form 10-K with the Securities and Exchange Commission on November 26,
2003) and the separate unaudited combined financial statements of Energy Transfer for the three months ended November 30, 2003 (which are included elsewhere in this Current Report on Form 8-K) and the unaudited consolidated financial statements of Heritage for the three months ended November 30, 2003 (which are filed with Heritage's Quarterly Report on Form 10-Q with the Securities and Exchange Commission on January 14, 2004). The following unaudited pro forma combined financial statements are based on certain assumptions and do not purport to be indicative of the results which actually would have been achieved if the Energy Transfer Transaction had been consummated on the dates indicated or which may be achieved in the future.

                         ENERGY TRANSFER PARTNERS, L.P.
                   (FORMERLY HERITAGE PROPANE PARTNERS, L.P.)

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                NOVEMBER 30, 2003


                                                  ENERGY                      HERITAGE       PRO FORMA             PRO FORMA
                                                 TRANSFER       HERITAGE      HOLDINGS      ADJUSTMENTS            COMBINED
                                               -----------    -----------    -----------    -----------           -----------
                                                                     (IN THOUSANDS)
               ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                   $    23,960    $     7,820    $        12    $   (23,960)  (a)     $   121,316
                                                                                                320,765   (b)
                                                                                                336,352   (c)
                                                                                               (370,968)  (d)
                                                                                                 (1,536)  (e)
                                                                                               (100,000)  (h)
                                                                                                 15,544   (j)
                                                                                                (85,032)  (k)
                                                                                                 (1,641)  (l)
Marketable securities and investments                   --          3,176             11             --                 3,187
Accounts receivable                                141,608         52,467             --       (141,608)  (a)          52,467
Inventories and exchanges                            4,902         57,439             --             --                62,341
Assets from liquids marketing                           --            112             --             --                   112
Price risk management asset                            789             --             --             --                   789
Prepaid expenses and other current assets           23,078          5,623          3,072             --                31,773
                                               -----------    -----------    -----------    -----------           -----------
     Total current assets                          194,337        126,637          3,095        (52,084)              271,985
PROPERTY, PLANT AND EQUIPMENT, net                 400,915        435,710             --          1,500   (a)         877,547
                                                                                                  5,000   (d)
                                                                                                 34,422   (f)
INVESTMENT IN AFFILIATES                             6,991          8,887             --          2,328   (f)          18,206
NOTE RECEIVABLE                                         --             --         11,539        (11,539)  (g)              --
INVESTMENT IN HERITAGE                                  --             --        164,773       (164,773)  (h)              --
GOODWILL, net                                       13,409        157,185             --        160,820   (f)         275,771
                                                                                                (55,643)  (m)
INTANGIBLES AND OTHER ASSETS, net                    6,013         52,717             --          4,235   (b)          87,952
                                                                                                 14,621   (f)
                                                                                                 10,366   (f)
                                               -----------    -----------    -----------    -----------           -----------
     Total assets                              $   621,665    $   781,136    $   179,407    $   (50,747)          $ 1,531,461
                                               ===========    ===========    ===========    ===========           ===========

       LIABILITIES AND PARTNERS' CAPITAL
CURRENT LIABILITIES:
   Working capital facility                    $        --    $    60,448    $        --    $        --           $    60,448
   Accounts payable                                130,106         55,648             --       (130,106)  (d)          55,648
   Accrued and other current liabilities            17,362         37,684             --        (17,362)  (d)          37,684
   Payable to associated companies, net                 --          6,829          1,478             --                 8,307
   Current maturities of long-term debt             30,000         42,544             --        (30,000)  (d)          42,544
                                               -----------    -----------    -----------    -----------           -----------
     Total current liabilities                     177,468        203,153          1,478       (177,468)              204,631

LONG-TERM DEBT, less current maturities            188,500        364,161             --        325,000   (b)         689,161
                                                                                               (188,500)  (d)

MINORITY INTERESTS AND OTHER                            --          3,998             --         (3,219)  (i)             779

DEFERRED INCOME TAXES                               55,770             --        101,204             --               156,974

OTHER NON-CURRENT LIABILITIES                        3,663             --             --             --   (d)           3,663
                                               -----------    -----------    -----------    -----------           -----------
                                                   425,401        571,312        102,682        (44,187)            1,055,208
                                               -----------    -----------    -----------    -----------           -----------
PARTNERS' CAPITAL:
   General partner's capital                           224          2,062             --          4,451   (f)          15,931
                                                                                                  3,219   (i)
                                                                                                 16,850   (j)
                                                                                                 (9,729)  (k)
                                                                                                    (33)  (l)
                                                                                                 (1,113)  (m)
   Limited partners' capital, 27,922 issued        196,558        207,980             --       (164,068)  (a)         459,375
   and outstanding
                                                                                                336,352   (c)
                                                                                                 (1,536)  (e)
                                                                                                172,325   (f)
                                                                                                 (1,031)  (j)
                                                                                                166,515   (k)
                                                                                               (409,148)  (k)
                                                                                                 (1,270)  (l)
                                                                                                (43,084)  (m)
                                                                                                   (218)  (n)
   Common stock                                         --             --              5             (5)  (h)              --
   Additional paid-in capital                           --             --         96,446        (11,539)  (g)              --
                                                                                                (84,907)  (h)
   Retained earnings                                    --             --        (19,674)        19,674   (h)              --
   Class C limited partners capital, 1,000
     authorized, issued and outstanding                 --             --             --             --                    --
   Class D limited partners' capital, 7,722
     authorized, issued and outstanding                 --             --             --         45,781   (f)         201,052
                                                                                                   (275)  (j)
                                                                                                267,395   (k)
                                                                                               (100,065)  (k)
                                                                                                   (338)  (l)
                                                                                                (11,446)  (m)
   Treasury units -- class E units, 4,427
     authorized, issued and outstanding                 --             --             --       (199,587)  (h)        (199,587)
   Other comprehensive income (loss)                  (518)          (218)           (52)            52   (h)            (518)
                                                                                                    218   (n)
                                               -----------    -----------    -----------    -----------           -----------
     Total partners' capital                       196,264        209,824         76,725         (6,560)              476,253
                                               -----------    -----------    -----------    -----------           -----------
     Total liabilities and partners' capital   $   621,665    $   781,136    $   179,407    $   (50,747)          $ 1,531,461
                                               ===========    ===========    ===========    ===========           ===========

                            See accompanying notes.

                         ENERGY TRANSFER PARTNERS, L.P.
                   (FORMERLY HERITAGE PROPANE PARTNERS, L.P.)

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      THREE MONTHS ENDED NOVEMBER 30, 2003


                                               ENERGY               HERITAGE     PRO FORMA       PRO FORMA
                                              TRANSFER   HERITAGE   HOLDINGS    ADJUSTMENTS      COMBINED
                                              --------   --------   --------    -----------      ---------
                                                           (IN THOUSANDS, EXCEPT PER UNIT
                                                                      AMOUNTS)
REVENUES                                      $414,986   $123,726    $    --    $    --          $538,712
COSTS AND EXPENSES:
   Cost of products sold                       379,516     66,370         --         --           445,886
   Operating expenses                            5,440     38,042        380         --            43,862
   Depreciation and amortization                 4,147      9,415         --        287   (o)      14,118
                                                                                    244   (p)
                                                                                     25   (q)
   Selling, general and administrative           4,879      3,190         --        (23)  (q)       8,046
                                               -------    -------    -------    -------          --------
     Total costs and expenses                  393,982    117,017        380        533           511,912
                                               -------    -------    -------    -------          --------

OPERATING INCOME (LOSS)                         21,004      6,709       (380)      (533)           26,800
OTHER INCOME (EXPENSE):
   Interest income (expense)                    (3,752)    (8,166)        --        156   (r)     (11,762)
   Equity in earnings (losses) of affiliates       147        219       (536)       536   (s)         366
   Gain (loss) on disposal of assets                (3)       173         --        (61)  (t)         109
   Other                                             7        (46)        48       (173)  (u)        (164)
                                               -------    -------    -------    -------          --------

INCOME (LOSS) BEFORE MINORITY INTERESTS AND
INCOME TAXES                                    17,403     (1,111)      (868)       (75)           15,349
MINORITY INTERESTS                                  --        135         --         13   (v)         148
                                               -------    -------    -------    -------          --------
INCOME (LOSS) BEFORE INCOME TAXES               17,403     (1,246)      (868)       (88)           15,201
INCOME TAXES                                     1,709         50       (339)        --             1,420
                                               -------    -------    -------    -------          --------
NET INCOME                                     $15,694    $(1,296)   $  (529)   $   (88)           13,781
                                               =======    =======    =======    =======          ========
GENERAL PARTNER'S INTEREST IN NET INCOME                                                              276
LIMITED PARTNERS' INTEREST IN NET INCOME                                                         $ 13,505
                                                                                                 ========
BASIC AND DILUTED NET INCOME PER LIMITED                                                         $   0.38
                                                                                                 ========
   PARTNER UNIT
BASIC AND DILUTED WEIGHTED AVERAGE NUMBER
   OF UNITS OUTSTANDING                                                                            35,130
                                                                                                 ========


                            See accompanying notes.

                          ENERGY TRANSFER PARTNERS, L.P
                   (FORMERLY HERITAGE PROPANE PARTNERS, L.P.)

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
                 (DOLLARS IN THOUSANDS, EXCEPT PER UNIT AMOUNTS)



1.  BASIS OF PRESENTATION AND OTHER TRANSACTIONS

The unaudited pro forma combined financial statements do not give any effect to any restructuring cost, potential cost savings, or other operating efficiencies that are expected to result from the Energy Transfer Transaction. The unaudited pro forma combined financial statements are based on certain assumptions and do not purport to be indicative of the results which actually would have been achieved if the Energy Transfer Transaction had been consummated on the dates indicated or which may be achieved in the future. The purchase accounting adjustments made in connection with the development of the unaudited pro forma combined financial statements are preliminary and have been made solely for purposes of presenting such pro forma financial information.

It has been assumed that for purposes of the unaudited pro forma combined balance sheet, the following transactions occurred on November 30, 2003, and for purposes of the unaudited pro forma combined statement of operations, the following transactions occurred on September 1, 2003. The unaudited pro forma combined balance sheet data combines the November 30, 2003 balance sheets of Energy Transfer, Heritage and Heritage Holdings, after giving effect to pro forma adjustments. The unaudited pro forma combined statement of operations for the three months ended November 30, 2003, combines the results of operations for the three months ended November 30, 2003 of Energy Transfer, Heritage and Heritage Holdings, after giving effect to pro forma adjustments.

On January 20, 2004, Heritage and La Grange Energy closed a merger agreement pursuant to which La Grange Energy contributed its subsidiary Energy Transfer to Heritage in exchange for cash of $300,000, less the amount of Energy Transfer debt in excess of $151,500, which was repaid as part of the transaction, and less Energy Transfer's accounts payable and other specified liabilities plus any agreed upon capital expenditures paid by La Grange Energy relating to the Energy Transfer business prior to closing, and $433,909 of Common Units and Class D Units of Heritage. For purposes of these unaudited pro forma combined financial statements, agreed upon capital expenditures of $5,000 have been assumed and the units are valued at $35.74, the average closing price of Heritage's common units on the New York Stock Exchange for the period three days before and three days after the signing of the definitive agreement on November 6, 2003. In conjunction with the Energy Transfer Transaction, Energy Transfer distributed its cash and accounts receivables to La Grange Energy and an affiliate of La Grange Energy contributed an office building to Energy Transfer, in each case prior to the contribution of Energy Transfer to Heritage. La Grange Energy also received 3,742,515 Special Units as contingent consideration for completing the Bossier Pipeline. If the Bossier Pipeline does not become commercially operational by December 1, 2004 and, as a result, XTO Energy, Inc. exercises rights to acquire the Bossier Pipeline pursuant to its transportation contract, the Special Units will no longer be considered outstanding and will not be entitled to any rights afforded any other of our units. The Special Units will convert to Common Units upon the Bossier Pipeline becoming commercially operational and such conversion being approved by Heritage's unitholders. In accordance with Statement of Financial Accounting Standards (SFAS) No. 141, the Special Units have not been recorded in the following pro forma balance sheet.

Simultaneously with this acquisition, La Grange Energy obtained control of Heritage by acquiring all of the interest in U.S. Propane, L.P., the general partner of Heritage, and U.S. Propane, L.L.C., the general partner of U.S. Propane L.P., from the Utilities for $30,000. U.S. Propane, L.P. contributed its 1.0101% general partner interest in Heritage Operating, L.P. ("Heritage Operating") to Heritage in exchange for an additional 1% general partner interest in Heritage. Heritage also bought the outstanding stock of Heritage Holdings for $100,000.

Concurrent with the Energy Transfer Transaction, Energy Transfer borrowed $325,000 from financial institutions, and Heritage raised $355,948 of gross proceeds through the sale of 9,200,000 Common Units at an offering price of $38.69 per unit. The total of the proceeds were used to finance the transaction and for general partnership purposes.

                         ENERGY TRANSFER PARTNERS, L.P.
                   (FORMERLY HERITAGE PROPANE PARTNERS, L.P.)



NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS -- (CONTINUED)


The Energy Transfer Transaction will be accounted for as a reverse acquisition in accordance with SFAS No. 141. Although Heritage is the surviving parent entity for legal purposes, Energy Transfer will be the acquiror for accounting purposes. The assets and liabilities of Heritage will be reflected at fair value to the extent acquired by Energy Transfer, which will be approximately 35.4%, determined in accordance with EITF 90-13. The assets and liabilities of Energy Transfer will be reflected at historical cost. The acquisition of Heritage Holdings by Heritage will be accounted for as a capital transaction as the primary asset held by Heritage Holdings is 4,426,916 Common Units of Heritage. Following the acquisition of Heritage Holdings by Heritage, these Common Units were converted to Class E Units. The Class E Units are recorded as treasury units in the unaudited pro forma combined balance sheet.

If the Bossier Pipeline extension contingency described above occurs and the Special Units convert to Common Units, the Common Units will be valued at $35.74 per unit for total consideration of approximately $134 million. The Bossier Pipeline will be recorded at its historical cost. The issuance of the additional Common Units upon the conversion of the Special Units will adjust the percent of Heritage acquired in the Energy Transfer Transaction and will result in an additional step-up being recorded in accordance with EITF 90-13. If the Special Units were converted to Common Units in the pro forma balance sheet, Energy Transfer would have acquired approximately 41.5% of Heritage and recorded approximately $38 million as an additional step-up in the assets and liabilities of Heritage.

The historical financial statements of Energy Transfer will become the historical financial statements of the registrant. The results of operations of Heritage will be included with the results of Energy Transfer after completion of the Energy Transfer Transaction.

The excess purchase price over predecessor cost was determined as follows:


Net book value of Heritage at November 30, 2003 .......   $ 209,824
Historical goodwill at November 30, 2003 ..............    (157,185)
Equity investment from public offering ................     355,948
Treasury class E unit purchase ........................    (199,587)
                                                          ---------
                                                            209,000
Percent of Heritage acquired by La Grange Energy ......        35.4%
                                                          ---------
Equity interest acquired ..............................   $  73,986
                                                          =========

Fair market value of limited partner units ............   $ 651,331
Purchase price of general partner interest ............      30,000
Equity investment from public offering ................     355,948
Treasury class E unit purchase ........................    (199,587)
                                                          ---------
                                                            837,692
Percent of Heritage acquired by La Grange Energy ......        35.4%
                                                          ---------
Fair value of equity acquired .........................     296,543
Net book value of equity acquired .....................      73,986
                                                          ---------
Excess purchase price over predecessor cost ...........   $ 222,557
                                                          =========

                         HERITAGE PROPANE PARTNERS, L.P.

For purposes of the pro forma balance sheet, the excess of purchase price over predecessor costs have been allocated using the acquisition methodology used by Heritage when evaluating potential acquisitions. An appraisal will be obtained to record the final asset valuations. Management of Heritage is in the process of engaging an appraisal firm to perform the asset appraisal, however, management does not anticipate that the final valuation will be materially different than the preliminary allocation. The preliminary allocation used in the pro forma balance sheet is as follows:

Property, plant and equipment (30 year life) ..........   $ 34,422
Investment in affiliate ...............................      2,328
Customer lists (15 year life) .........................     14,621
Trademarks ............................................     10,366
Goodwill ..............................................    160,820
                                                          --------
                                                          $222,557

For purposes of the pro forma statement of operations, pro forma basic and diluted earnings per limited partner unit is calculated as follows:


Limited partners' interest in pro forma net income .........   $      13,505
                                                               =============
Historical weighted average limited partner units ..........          18,020
Conversion of phantom units to common units upon change
  in control ...............................................             196
Units issued in the offering ...............................           9,200
Common units and class D units issued in conjunction with
  the Energy Transfer Transaction ..........................          12,141
Common units converted to class E units and recorded as
  treasury units ...........................................          (4,427)
                                                               -------------
Basic and diluted weighted average limited partner units ...          35,130
                                                               =============
Basic and diluted pro forma net income per limited partner
  Unit .....................................................   $        0.38
                                                               =============

                         HERITAGE PROPANE PARTNERS, L.P.

2.  PRO FORMA ADJUSTMENTS

(a) Reflects the distribution of cash and accounts receivable of Energy Transfer to La Grange Energy and the contribution of an office building owned by an affiliate of La Grange Energy to Energy Transfer.

(b) Reflects borrowing of $325,000 under the new Energy Transfer credit facility, net of loan origination fees of $4,235. The borrowing is assumed to have an average interest rate of 4.1%.

(c) Reflects the net proceeds received from offering 9,200,000 Common Units of Heritage to the public at an offering price of $38.69 per unit, net of underwriting discount of approximately $19,596.

(d) Reflects the repayment of Energy Transfer's existing debt, accounts payable and other specified liabilities of Energy Transfer that were outstanding immediately prior to the Energy Transfer Transaction and the reimbursement of certain capital expenditures.

(e) Reflects cash used to pay offering costs of $1,536, allocated to the limited partners' capital accounts.

(f) Reflects the allocation of the excess purchase price over predecessor costs to property, plant and equipment of $34,422, investment in affiliate of $2,328, customer lists of $14,621, trademarks of $10,366 and goodwill of $160,820, and the allocation to partners' capital based on their ownership percentages.

(g) Reflects the elimination of a note receivable held by Heritage Holdings that is to be distributed to the Utilities that own U.S. Propane, L.P.

(h) Represents cash paid of $100,000 for all of the common stock of Heritage Holdings and the assumption of liabilities of Heritage Holdings of $102,682. The purchase price is allocated as follows:


Cash paid to the Utilities ........   $    100,000
Assumption of liabilities .........        102,682
                                      ------------
                                      $    202,682
                                      ============
Allocated to assets as follows:
  Current assets ..................   $      3,095
  Investment in Heritage ..........        199,587
                                      ------------
                                      $    202,682
                                      ============

The investment in Heritage is recorded as Treasury Units in the unaudited pro forma combined balance sheet as Heritage Holdings becomes a wholly-owned subsidiary of Heritage as part of the Energy Transfer Transaction.

(i) Reflects the contribution of U.S. Propane, L.P.'s 1.0101% general partner interest in Heritage Operating to Heritage for an additional 1% general partner interest in Heritage.

(j) Reflects the contribution from U.S. Propane, L.P. to Heritage of cash of $15,544 and an interest in Energy Transfer of $1,306 in connection with the offering and the Energy Transfer Transaction in order to maintain its 2% general partner interest in Heritage.

(k) Reflects the payment of cash to La Grange Energy of $85,032 and the issuance to La Grange Energy of 4,659,057 Common Units, and 7,481,662 Class D Units of Heritage. Also reflects the allocation of such amounts to partners' capital based on their ownership percentages.

Cash paid to La Grange Energy for Energy Transfer .....   $       85,032
Issuance of 4,659,057 Common Units of Heritage ........          166,515
Issuance of 7,481,662 Class D Units of Heritage .......          267,395
                                                          --------------
                                                          $      518,942
                                                          ==============

                         HERITAGE PROPANE PARTNERS, L.P.

(l) Reflects the payment of compensation to the executive officers of Heritage under the change of control provisions contained in the executive officers' employment agreements, allocated to partners' capital based on their ownership percentages.

(m) Reflects elimination of goodwill of Heritage to the extent Heritage was acquired by Energy Transfer, and the allocation of such amount to partners' capital based on their ownership interests.

(n) Reflects the elimination of accumulated other comprehensive income (loss).

(o) Reflects the additional depreciation related to the step-up of net book value of property, plant and equipment having 30-year lives.

(p) Reflects the additional amortization related to the step-up of net book value of customer lists having lives of 15 years. Trademarks and goodwill are indefinite-lived assets subject to annual tests for impairment.

(q) Reflects the effect on depreciation of the contribution of the Dallas office building from an affiliate of La Grange Energy to Energy Transfer and the reversal of rent previously paid.

(r) Reflects the allocation of additional interest expense of $3,596 related to the $325,000 of borrowings under the term loan at an assumed average interest rate of 4.1%, and amortization of loan origination fees of $264. This additional expense is offset by the elimination of $3,809 of interest on the repayment of the Energy Transfer debt of $218,500. A 1/8% change in the interest rate on the $325,000 of borrowings under the term loan would change interest expense by approximately $102.

(s) Reflects elimination of Heritage Holding's equity in earnings of Heritage.

(t) Reflects the elimination of the gain on sale of assets as the assets are recorded at fair market value.

(u) Reflects elimination of interest income from the note receivable of $11,539, which was retained by the Utilities. The note receivable had an interest rate of 6%.

(v) Reflects the elimination of minority interest expense for the 1.0101% general partner's interest in Heritage Operating contributed to Heritage for an additional 1% general partner interest in Heritage.





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